UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Brian R. Wiedmeyer, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 516-1712
Registrant's telephone number, including area code

Date of fiscal year end: May 31, 2023

Date of reporting period:  November 30, 2022

Item 1. Reports to Stockholders.

(a)

Reinhart Mid Cap PMV Fund

Investor Class Shares – RPMMX
Advisor Class Shares – RPMVX
Institutional Class Shares – RPMNX

Reinhart Genesis PMV Fund

Investor Class Shares – RPMAX
Advisor Class Shares – RPMFX

Reinhart International PMV Fund

Advisor Class Shares – RPMYX

Semi-Annual Report

www.ReinhartFunds.com	November 30, 2022

Reinhart Mid Cap PMV Fund (Unaudited)

December 20, 2022

Fellow Shareholders,

The Reinhart Mid Cap PMV Fund – Advisor Class (the “Fund”) returned -0.16% for the six-month period ended November 30, 2022, compared to the Russell Midcap Value Index’s return of -1.53% during that same time frame, providing downside protection in a period of heightened volatility.

For those of us who are parents, we know the feeling of watching a small child bump their head or skin their knee and prepare for the inevitable tears and mayhem that will follow. There is a split second after the injury but before the reaction where mom or dad is left wondering, how bad will this be? It feels like this is the state of investors watching the economy right now. The trigger has occurred – a sharp increase in interest rates driven by inflation and a stark change in Fed policy. The market seems wary bad times are coming. Yet, the unemployment rate is still historically low, corporate profit margins remain high, and wage growth is strong. Even supply chain issues seem to be improving.

But there is no ignoring the elephant in the room – the 10-year U.S. treasury yield has seen the largest percentage increase since Paul Volker was running the Federal Reserve. Mortgage rates have surged, and housing affordability has plummeted. There are bound to be broad implications. Accordingly, we closely monitor the portfolio and our companies amid this economic tension.

We took advantage of the volatility and bought five new positions over the period and added to several positions where we felt short-term concerns were being overly reflected in valuations. In terms of portfolio positioning, the portfolio continues to overweight Financials given banks will benefit from higher interest rates, while Technology has emerged as our second-largest overweight as the tech sell-off provided opportunity to increase exposure to more stable models.

BJ Wholesale Club Holdings was the best performer during the period. The discount warehouse model became more attractive during COVID when nervous shoppers wanted to buy in bulk (remember toilet paper shortages?) with fewer store trips and rock-bottom prices. BJ’s management had been diligently strengthening the store’s value proposition to consumers years before the pandemic by improving product selection and service quality, so when traffic increased materially in 2020 and 2021, customers were impressed. The company continues to gain market share and outperform expectations by converting shoppers into members and retaining new members. Communication Services (one holding – Interpublic Group) and Real Estate sectors also outperformed. The latter was driven by strong performance from Americold Realty and American Campus Communities which previously announced it had agreed to be acquired by Blackstone for a substantial premium.

Utilities and Technology were the two largest detractors during the prior six months. Within Technology, Global Payments sold off on fears of slowing payment volumes, while Cognizant Technologies continues to struggle with staffing shortages. Within Utilities, UGI’s stock languished after taking charges related to volatile European energy markets earlier in the year. Although we did sell a few stocks this year due to fundamental concerns, in each of these specific cases we remain committed to our investment thesis for each company despite short-term challenges.

The biggest question facing the market is whether the Federal Reserve can stymie inflation with tighter monetary policy without sending the economy into a recession. As we have said many times in the past, we are not macro forecasters here at Reinhart Partners, and we think trying to guess what the stock market or economy will do in

Reinhart Mid Cap PMV Fund (Unaudited)

the near term is a good way to look silly. Instead, we build our investment portfolios one company at a time, from the bottom up, looking for durable businesses that maintain or improve their competitive advantage and increase their intrinsic value over a five-to-ten-year period.

Thank you for your ongoing investment in Reinhart’s Mid Cap PMV Fund.

Sincerely,

Josh Wheeler
Portfolio Manager, Reinhart Partners Inc.

Must be preceded or accompanied by a prospectus.

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investing in medium-sized companies involves greater risk than those associated with investing in large company stocks, such as business risk, significant stock price fluctuations and illiquidity.

Opinions expressed are those of the fund manager and are subject to change, are not guaranteed and should not be considered a recommendation to buy or sell any security.

•	Russell Midcap Value Index: an unmanaged equity index which measures the performance of mid-sized U.S. companies classified by Russell as ‘value’. An investment cannot be made directly in an index.

•	PMV (Private Market Value): the estimated stock price that a corporate buyer or private equity firm would be willing to pay per share to buyout and control the entire company.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for a complete list of fund holdings.

Quasar Distributors, LLC, Distributor.

Reinhart Mid Cap PMV Fund

Value of $10,000 Investment (Unaudited)

The chart assumes an initial investment of $10,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate, and when sold, may be worth more or less than their original cost. Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 855-774-3863. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of November 30, 2022

	1-Year	3-Year	5-Year	10-Year	Since Inception(1)
Investor Class	3.95%	7.24%	6.01%	9.11%	9.46%
Advisor Class	4.26%	7.51%	6.28%	9.39%	9.73%
Institutional Class	4.27%	7.62%	6.39%	9.53%	9.88%
Russell Midcap Value Index(2)	-1.50%	8.76%	7.09%	10.97%	11.53%

(1)
Period from Fund inception through November 30, 2022. The Advisor and Investor Class commenced operations on June 1, 2012, and the Institutional Class commenced operations on September 29, 2017. Performance shown for the Institutional Class prior to the inception of the Institutional Class is based on the performance of the Advisor Class, adjusted for the lower expenses applicable to the Institutional Class.

(2)	The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. This index cannot be invested in directly.

The following is expense information for the Reinhart Mid Cap PMV Fund as disclosed in the Fund’s most recent prospectus dated September 28, 2022:

Investor Class Gross Expense Ratio – 1.52%	Net Expense Ratio – 1.30%
Advisor Class Gross Expense Ratio – 1.27%	Net Expense Ratio – 1.05%
Institutional Class Gross Expense Ratio – 1.12%	Net Expense Ratio – 0.90%

Reinhart Mid Cap PMV Fund

Reinhart Partners, Inc. (the “Adviser” or “Reinhart”) has contractually agreed to waive its management fees and pay Fund expenses in order to ensure that Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses (“AFFE”), leverage/borrowing interest, interest expense, taxes, brokerage commissions, and extraordinary expenses) do not exceed 1.30% of the average daily net assets of the Investor Class, 1.05% of the average daily net assets of the Advisor Class and 0.90% of the average daily net assets of the Institutional Class. Fees waived and expenses paid by the Adviser may be recouped by the Adviser for a period of 36 months following the month during which such fee waiver and expense payment was made, if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and expense payment occurred and the expense limit in effect at the time of recoupment. The Operating Expenses Limitation Agreement is indefinite in term and cannot be terminated through at least September 28, 2028. Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees (the “Board”) or the Adviser, with the consent of the Board.

The actual net expense ratios applicable to investors, as disclosed in the Financial Highlights for the period ended November 30, 2022, was 1.30%, 1.05% and 0.90% for the Investor Class, Advisor Class and Institutional Class, respectively.

Reinhart Mid Cap PMV Fund

Allocation of Portfolio Net Assets(1) (Unaudited)
November 30, 2022
(% of Net Assets)

Top Ten Equity Holdings(1) (Unaudited)
November 30, 2022
(% of Net Assets)

Affiliated Managers Group	3.4%
FMC	3.1%
Baker Hughes, Class A	3.0%
Americold Realty Trust – REIT	2.9%
Interpublic Group of Companies	2.9%
Encompass Health	2.9%
Aerojet Rocketdyne Holdings	2.8%
SS&C Technologies	2.8%
White Mountains Insurance Group	2.8%
Vistra	2.7%

(1)	Fund Holdings and Sector allocations are subject to change at any time and are not recommendations to buy or sell any securi

Reinhart Genesis PMV Fund (Unaudited)

December 20, 2022

Fellow Shareholders,

The Reinhart Genesis PMV Fund – Advisor Class (the “Fund”) generated a return of 1.59% for the six-month period ended November 30, 2022. The portfolio’s Russell 2500 benchmark generated a return of 0.40% over the same period. As investors attempt to assess the impact of the first inflationary environment in several decades, we are reminded of Bob Mankoff’s ingenious cartoon, which appeared in The New Yorker in 1981 (watching segment on the nightly news):

“On Wall Street today, news of lower interest rates sent the stock market up, but then the expectation that these rates would be inflationary sent the market down, until the realization that lower rates might stimulate the sluggish economy pushed the market up, before it ultimately went down on fears that an overheated economy would lead to a reimposition of higher interest rates.”

We mention this in jest and acknowledge we are in an uncertain environment. The Federal Reserve is working to stymie inflation with tighter monetary policy without sending the economy into a deep or prolonged recession. The economy seems to be teetering on the edge of razor; however, pessimism abounds across the stock market as is made clear by the notable declines in the broad market indices. We believe these declines have created pockets of compelling opportunities for investors with a long-term horizon (i.e., past the next six to twelve months) and a willingness to turn over a lot of rocks in search of well-positioned businesses.

As we have said many times in the past, we are not macro forecasters at Reinhart Partners, and we believe trying to guess what the stock market or economy will do in the near term is a good way to look silly. Instead, we build our investment portfolios one company at a time, from the bottom up, looking for durable businesses that maintain or improve their competitive advantage and increase their intrinsic value over a five-to-ten-year period.

The Industrials and Financials sectors were notable standouts during the period. Within Industrials, EVO Payments announced plans to be acquired in early August for a 46% premium to its price at the beginning of the period. Additionally, Insperity and EMCOR each reported strong results amidst a choppy economic environment.

The Financial sector was another area of strength. Many of our bank and capital markets holdings benefit from higher interest rates. With the rise in rates during the quarter, investors began to appreciate the earnings power expansion these companies will see in this more favorable environment. Additionally, economic uncertainty has led to broad credit deterioration concerns – but our holdings have excellent underwriting track records and, not surprisingly, reported strong credit metrics during the most recent period.

On the downside, the Healthcare sector was a notably difficult area for the portfolio. Sotera Health was a significant detractor as it lost a key lawsuit related to chemical emissions from one of its plants in Illinois. While this outcome was within our range of possibilities, we did not believe it was a likely conclusion. Unsurprisingly market participants seemed to assume this worst-case scenario is upheld. While a second case on this issue went in the company’s favor, the damage was done. In addition, contract research organization Syneos Health reported shockingly poor book-to-bill numbers in early November.

Finally, Information Technology was another area of weakness as Maxar Technologies declined on yet another delay in the launch of its next-generation constellation of satellites. While another delay was frustrating, it did not change the long-term thesis or trajectory of the business. In fact, as of this writing the company announced a definitive agreement to be acquired by private equity firm Advent International for $53 per share or a 129% premium to the prior day close.

Reinhart Genesis PMV Fund (Unaudited)

We are confident in the portfolio’s ability to execute in the uncertain environment ahead and thank you for your confidence in Reinhart Partners.

Sincerely,

Matt Martinek, CFA
Portfolio Manager, Reinhart Partners Inc.

Must be preceded or accompanied by a prospectus.

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. There can be no guarantee that any strategy will be successful. Principal loss is possible. Investing in medium-sized companies involves greater risk than those associated with investing in large company stocks, such as business risk, significant stock price fluctuations and illiquidity. The Fund’s value investments are subject to the risk that their intrinsic values may not be recognized by the broad market or that their prices may decline.

Opinions expressed are those of the fund manager and are subject to change, are not guaranteed and should not be considered a recommendation to buy or sell any security.

•	Russell 2500 Index: an unmanaged equity index which measures the performance of the 2,500 smallest companies in the Russell 3000 Index. This index cannot be invested in directly.

•	PMV (Private Market Value): the estimated stock price that a corporate buyer or private equity firm would be willing to pay per share to buyout and control the entire company.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for a complete list of fund holdings.

Quasar Distributors, LLC, Distributor.

Reinhart Genesis PMV Fund

Value of $10,000 Investment (Unaudited)

The chart assumes an initial investment of $10,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate, and when sold, may be worth more or less than their original cost. Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 855-774-3863. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of November 30, 2022

	1-Year	3-Year	Since Inception(1)
Investor Class	1.43%	7.32%	6.96%
Advisor Class	1.66%	7.58%	7.25%
Russell 2500 Index(2)	-10.36%	7.92%	6.92%
Russell 2500 Value Index(3)	-2.78%	8.46%	6.16%

(1)	Inception date of the Fund was June 1, 2018.
(2)
The Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000 Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. This index cannot be invested in directly.

(3)
The Russell 2500 Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies that are considered more value oriented relative to the overall market as defined by Russell’s leading style methodology. This index cannot be invested in directly.

The following is expense information for the Reinhart Genesis PMV Fund as disclosed in the Fund’s most recent prospectus dated September 28, 2022:

Investor Class Gross Expense Ratio – 1.52%	Net Expense Ratio – 1.20%
Advisor Class Gross Expense Ratio – 1.27%	Net Expense Ratio – 0.95%

Reinhart Genesis PMV Fund

Reinhart Partners, Inc. (the “Adviser” or “Reinhart”) has contractually agreed to waive its management fees and pay Fund expenses in order to ensure that Total Annual Fund Operating Expenses (excluding AFFE, leverage/borrowing interest, interest expense, taxes, brokerage commissions, and extraordinary expenses) do not exceed 1.20% of the average daily net assets of the Investor Class and 0.95% of the average daily net assets of the Advisor Class. Fees waived and expenses paid by the Adviser may be recouped by the Adviser for a period of 36 months following the month during which such fee waiver and expense payment was made, if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and expense payment occurred and the expense limit in effect at the time of recoupment. The Operating Expenses Limitation Agreement is indefinite in term and cannot be terminated through at least September 28, 2023. Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees (the “Board”) or the Adviser, with the consent of the Board.

The actual net expense ratios applicable to investors, as disclosed in the Financial Highlights for the period ended November 30, 2022, was 1.20% and 0.95% for the Investor Class and Advisor Class, respectively.

Reinhart Genesis PMV Fund

Allocation of Portfolio Net Assets(1) (Unaudited)
November 30, 2022
(% of Net Assets)

Top Ten Equity Holdings(1) (Unaudited)
November 30, 2022
(% of Net Assets)

Insperity	5.3%
Maxar Technologies	4.6%
Grand Canyon Education	4.2%
Aerojet Rocketdyne Holdings	4.2%
U-Haul Holding Company, Series N	4.0%
Air Lease, Class A	4.0%
First Citizens BancShares, Class A	3.9%
Assured Guaranty	3.6%
Alexander & Baldwin – REIT	3.4%
Marcus & Millichap	3.4%

(1)	Fund Holdings and Sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Reinhart International PMV Fund (Unaudited)

December 20, 2022

Fellow Shareholders,

After its first six months of existence, we are pleased to report the Reinhart International PMV Fund – Advisor Class (the “Fund”) was flat (+0.00%) versus a -4.29% decline for its Morningstar Global ex-US benchmark for the period ending November 30, 2022. Outperformance was achieved amidst a volatile global stock market punctuated by high inflation, economic choppiness, a geopolitical-based economic stand-off with China and, of course, the war in Ukraine which has severely impacted the supply and cost of energy for much of Europe. Periods of elevated volatility have historically been a time during which our Private Market Value investment philosophy has tended to shine for our US-focused funds. We are happy to see a similar outcome with our new International PMV strategy.

Before getting into the specific performance drivers during the six months ended November 30, 2022, we would like to discuss our investment philosophy and style in this inaugural letter to the fund’s shareholders. Importantly, all aspects of our approach remain identical to that of our domestic strategies, except for a different universe of stocks from which to choose. The universe for the International PMV Fund includes stocks of non-US companies with a market capitalization above $1 billion (USD) and will include both developed and emerging market investments.

As “bottom up” stock selectors, we focus intensely on understanding the business models and competitive positioning of the companies in which we invest. We do not make investments based on macro-economic forecasts, thematic theses, or sector allocation targets. We believe these “top down” investing methods are extremely difficult to get consistently right.

Our core tenants start with our Private Market Value (PMV) framework, which focuses on merger and acquisition (M&A) data to underpin our valuation work. The PMV process drives all our buy and sell actions which pushes consistency into our decision making, which we believe leads to consistent results. Our focus on objective M&A data removes guesswork, emotion, and behavioral bias from the analysis. Anyone that has been active in the markets for long enough knows bias and emotion are the enemy of sound decision making.

Despite our disciplined valuation framework, our focus is not simply to invest in statistically cheap stocks. As our second core investment tenant, we are ultra-focused on investing only in high-quality, competitively advantaged franchises that we believe will compound value well into the future. Importantly, competitive advantages also have the potential to create moats protecting companies from substantial impairments in value. We focus intently on avoiding investments with a significant probability of permanent impairment, with the goal of reducing overall downside risk for the Fund.

Valuation disconnects can last for extended periods of time. But if we successfully identify companies with long-lived ability to compound franchise value and we do not overpay, we know time is on our side. Our final core tenant is recognition that a patient approach is paramount to investing success. In a market that has become extremely short-term focused and data point driven, we believe our long-term investment horizon is a distinctive approach that allows us to take advantage of the emotional swings of stock markets globally.

Portfolio results over the past six months were led by the Consumer Discretionary and Financial sectors. Within Consumer, Boyd Group and Mercari were positive standouts. One of three large players in the North American auto collision service center market, Boyd (Canada) has been able to meet strong demand by utilizing its labor supply advantages. This has also enabled the company to raise prices to recoup costs increases and defend profitability. Expectations for Mercari’s earnings results were low given the difficult economic backdrop. But the

Reinhart International PMV Fund (Unaudited)

Japanese online marketplace operator effectively managed costs in the quarter, highlighted emerging success with its fledgling payments ecosystem venture and pointed to improving end market demand for the rest of the year.

The Financial sector was boosted by Bank of Ireland (benefitting from higher interest rates), France-based Human Resources and Payments servicer Edenred (strong labor market, inflation beneficiary) and Canadian company Element Fleet Management (reopening, pent-up demand, recovering auto production).

On the flip side, the Real Estate and Healthcare sectors were detractors over the period. Cushman & Wakefield, a U.K. based commercial real estate broker, declined sharply as market participants are anticipating declines in its property sales business due to higher interest rates. We are confident Cushman’s strong results will persist, with half of the business tied to recurring-revenue maintenance and facility services. We also expect Cushman to win market share from smaller competitors in a challenging environment.

Within the Healthcare sector, Germany-based lab test provider SYNLAB was a detractor as high-margin COVID test revenue dried up quickly in 2022. We welcome that dynamic; not only is it a positive indication for society, but it will allow investors to refocus on the strong and growing core of SYNLAB’s business, which we believe warrants a higher valuation.

The elevated stock market volatility of 2022 has presented an opportunity to invest in great businesses at favorable prices. We have continued to reallocate capital across the portfolio to take advantage of the day-to-day swings in market prices. We never attempt to predict market direction, but we are confident the durability of the businesses in the International PMV portfolio will continue to shine through in a still uncertain global economic environment.

Thank you for your confidence in Reinhart Partners.

Sincerely,

Matt Martinek, CFA
Portfolio Manager, Reinhart Partners Inc.

Must be preceded or accompanied by a prospectus.

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investing in medium-sized companies involves greater risk than those associated with investing in large company stocks, such as business risk, significant stock price fluctuations and illiquidity.

Foreign Securities Risk. Investments in securities of foreign issuers involve risks not ordinarily associated with investments in securities and instruments of U.S. issuers, including risks relating to political, social, and economic developments abroad, differences between U.S. and foreign regulatory and accounting requirements, tax risks, and market practices, as well as fluctuations in foreign currencies.

The Fund has a limited operating history and there can be no assurance that the Fund will grow to or maintain an economically viable size.

Reinhart International PMV Fund (Unaudited)

Opinions expressed are those of the fund manager and are subject to change, are not guaranteed and should not be considered a recommendation to buy or sell any security.

•
Morningstar Global ex-US Target Market Exposure Index is a rules based, float market capitalization-weighted index designed to cover 85% of the equity float-adjusted market capitalization of the Global equity markets. This Index does not incorporate Environmental, Social, or Governance (ESG) criteria. An investment cannot be made directly in an index.

•	PMV (Private Market Value): the estimated stock price that a corporate buyer or private equity firm would be willing to pay per share to buyout and control the entire company.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for a complete list of fund holdings.

Quasar Distributors, LLC, Distributor.

Reinhart International PMV Fund

Value of $10,000 Investment (Unaudited)

The chart assumes an initial investment of $10,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate, and when sold, may be worth more or less than their original cost. Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 855-774-3863. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of November 30, 2022

Since Inception(1)
Advisor Class	0.00%
Morningstar Global ex-US Target Market Exposure Index(2)	-4.29%

(1)	Inception date of the Fund was June 1, 2022.
(2)
Morningstar Global ex-US Target Market Exposure Index is a rules based, float market capitalization-weighted index designed to cover 85% of the equity float-adjusted market capitalization of the Global equity markets. This Index does not incorporate Environmental, Social, or Governance (ESG) criteria. This index cannot be invested in directly.

The following is expense information for the Reinhart International PMV Fund as disclosed in the Fund’s most recent prospectus dated May 20, 2022:

Advisor Class Gross Expense Ratio – 5.96%	Net Expense Ratio – 0.95%

Reinhart Partners, Inc. (the “Adviser” or “Reinhart”) has contractually agreed to waive its management fees and pay Fund expenses in order to ensure that Total Annual Fund Operating Expenses (excluding front-end or contingent deferred loads, taxes, leverage/borrowing interest, interest expense, dividends paid on short sales, brokerage commissions, AFFE, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 0.95% of the average daily net assets of the Advisor Class. Fees waived and expenses paid by the Adviser may be recouped by the Adviser for a period of 36 months following the date such fee waiver and expense payment was made, if such recoupment can be achieved without exceeding

Reinhart International PMV Fund

the expense limit in effect at the time the fee waiver and expense payment occurred and the expense limit in effect at the time of recoupment. The Operating Expenses Limitation Agreement is indefinite in term and cannot be terminated through at least June 1, 2023. Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees (the “Board”) or the Adviser, with the consent of the Board.

The actual net expense ratio applicable to investors, as disclosed in the Financial Highlights for the period ended November 30, 2022, was 0.95%.

Reinhart International PMV Fund

Allocation of Portfolio Net Assets(1) (Unaudited)
November 30, 2022
(% of Net Assets)

Top Ten Equity Holdings(1) (Unaudited)
November 30, 2022
(% of Net Assets)

Capgemini SE	4.5%
Edenred	4.1%
B&M European Value Retail SA	3.9%
Jeronimo Martins SGPS SA	3.7%
Constellation Software	3.6%
Element Fleet Management	3.5%
Mercari	3.5%
London Stock Exchange Group plc	3.3%
Taiwan Semiconductor Manufacturing – ADR	3.1%
Bank of Ireland Group plc	3.1%

(1)	Fund Holdings and Sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Reinhart Funds

Expense Examples (Unaudited)
November 30, 2022

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2022 – November 30, 2022).

ACTUAL EXPENSES

For each class, the first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs may have been higher.

Reinhart Mid Cap PMV Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	(6/1/2022)	(11/30/2022)	(6/1/2022 to 11/30/2022)
Investor Class Actual(2)	$1,000.00	$ 996.70	$6.51
Investor Class Hypothetical
(5% annual return before expenses)	$1,000.00	$1,018.55	$6.58

Advisor Class Actual(2)	$1,000.00	$ 998.40	$5.26
Advisor Class Hypothetical
(5% annual return before expenses)	$1,000.00	$1,019.80	$5.32

Institutional Class Actual(2)	$1,000.00	$ 997.30	$4.51
Institutional Class Hypothetical
(5% annual return before expenses)	$1,000.00	$1,020.56	$4.56

(1)
Expenses are equal to the Fund’s annualized expense ratio for most recent six-month period of 1.30%, 1.05%, 0.90%, for the Investor Class, Advisor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended November 30, 2022, of -0.33%, -0.16% and -0.27% for the Investor Class, Advisor Class and Institutional Class, respectively.

Reinhart Funds

Expense Examples (Unaudited) – Continued
November 30, 2022

Reinhart Genesis PMV Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	(6/1/2022)	(11/30/2022)	(6/1/2022 to 11/30/2022)
Investor Class Actual(2)	$1,000.00	$1,014.30	$6.06
Investor Class Hypothetical
(5% annual return before expenses)	$1,000.00	$1,019.05	$6.07

Advisor Class Actual(2)	$1,000.00	$1,015.90	$4.80
Advisor Class Hypothetical
(5% annual return before expenses)	$1,000.00	$1,020.31	$4.81

(1)
Expenses are equal to the Fund’s annualized expense ratio for most recent six-month period of 1.20% and 0.95% for the Investor Class and Advisor Class, respectively, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended November 30, 2022, of 1.43% and 1.59% for the Investor Class and Advisor Class, respectively.

Reinhart International PMV Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(3)
	(6/1/2022)	(11/30/2022)	(6/1/2022 to 11/30/2022)
Advisor Class Actual(4)	$1,000.00	$1,000.00	$4.74
Advisor Class Hypothetical
(5% annual return before expenses)	$1,000.00	$1,020.19	$4.78

(3)
Expenses are equal to the Fund’s annualized expense ratio for most recent six-month period of 0.95%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

(4)	Based on the actual return for the six-month period ended November 30, 2022, of 0.00%.

Reinhart Mid Cap PMV Fund

Schedule of Investments (Unaudited)
November 30, 2022

Description	Shares	Value

COMMON STOCKS – 98.6%

Communication Services – 2.9%
Interpublic Group of Companies	159,760	$5,489,354

Consumer Discretionary – 7.2%
Allison Transmission Holdings	96,840	4,338,432
Leslie’s*	299,460	4,372,116
LKQ	89,660	4,871,228
		13,581,776

Consumer Staples – 2.6%
BJ’s Wholesale Club Holdings*	63,940	4,810,845

Energy – 3.0%
Baker Hughes, Class A	192,870	5,597,087

Financials – 23.4%
Affiliated Managers Group	39,940	6,407,175
U-Haul Holding Company, Series N*	78,345	4,949,054
American Financial Group	30,820	4,383,220
BOK Financial	43,961	4,603,156
Citizens Financial Group	116,860	4,952,527
Loews	41,565	2,417,005
Northern Trust	39,505	3,678,311
Progressive	21,110	2,789,686
Signature Bank	33,495	4,672,553
White Mountains Insurance Group	3,833	5,208,510
		44,061,197

Health Care – 7.5%
Charles River Laboratories International*	17,635	4,030,832
Encompass Health	92,687	5,420,336
Zimmer Biomet Holdings	38,670	4,644,267
		14,095,435

Industrials – 12.2%
Aerojet Rocketdyne Holdings*	102,130	5,310,760
U-Haul Holding Company	8,705	551,026
Carlisle Companies	6,925	1,822,037
Curtiss-Wright	21,255	3,754,696
IAA*	127,035	4,747,298
Snap-on	17,985	4,327,191
Stanley Black & Decker	29,500	2,410,740
		22,923,748

See Notes to the Financial Statements

Reinhart Mid Cap PMV Fund

Schedule of Investments (Unaudited) – Continued
November 30, 2022

Description	Shares	Value

COMMON STOCKS – 98.6% (Continued)

Information Technology – 14.9%
Cognizant Technology Solutions, Class A	60,400	$3,757,484
Fidelity National Financial	117,990	4,762,077
Global Payments	45,455	4,717,320
National Instruments	115,900	4,754,218
Sensata Technologies Holding plc	108,180	4,878,918
SS&C Technologies Holdings	96,915	5,210,150
		28,080,167

Materials – 9.6%
Avantor*	156,830	3,494,172
Eagle Materials	34,150	4,656,011
FMC	44,165	5,769,716
Sealed Air	79,915	4,253,875
		18,173,774

Real Estate – 9.0%
Americold Realty Trust – REIT	184,970	5,521,355
Camden Property Trust – REIT	33,125	3,985,931
Ventas – REIT	85,020	3,955,981
Weyerhaeuser – REIT	105,730	3,458,428
		16,921,695

Utilities – 6.3%
Avista	90,267	3,726,222
UGI	77,280	2,986,872
Vistra	210,410	5,119,275
		11,832,369
TOTAL COMMON STOCKS
(Cost $150,322,005)		185,567,447

SHORT-TERM INVESTMENT – 1.9%
First American Treasury Obligations Fund, Class X, 3.75%^
(Cost $3,628,525)	3,628,525	3,628,525
Total Investments – 100.5%
(Cost $153,950,530)		189,195,972
Other Assets and Liabilities, Net – (0.5)%		(950,580)
Total Net Assets – 100.0%		$188,245,392

*	Non-income producing security.
REIT – Real Estate Investment Trust
^	The rate shown is the annualized seven-day effective yield as of November 30, 2022.

The Global Industry Classification Standard (“GICS”®) was developed by and is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use.

See Notes to the Financial Statements

Reinhart Genesis PMV Fund

Schedule of Investments (Unaudited)
November 30, 2022

Description	Shares	Value

COMMON STOCKS – 95.3%

Consumer Discretionary – 15.5%
Carter’s	53,250	$3,889,380
frontdoor*	304,000	7,104,480
Gentex	184,430	5,330,027
Grand Canyon Education*	102,400	11,578,368
Hillman Solutions*	1,103,000	8,779,880
Thor Industries	69,680	6,002,235
		42,684,370

Financials# – 29.6%
1st Source	40,860	2,333,106
Air Lease, Class A	281,980	10,890,067
U-Haul Holding Company, Series N*	173,187	10,940,223
Assured Guaranty	148,000	9,852,360
First American Financial	58,000	3,169,700
First Citizens BancShares, Class A	13,030	10,638,474
First Hawaiian	332,490	8,827,609
International Bancshares	109,520	5,769,514
LPL Financial Holdings	12,500	2,958,875
White Mountains Insurance Group	5,300	7,201,958
Wintrust Financial	98,100	8,969,283
		81,551,169

Health Care – 9.1%
AdaptHealth*	112,000	2,498,720
Encompass Health	100,920	5,901,802
Enhabit*	98,960	1,416,118
Lantheus Holdings*	104,000	6,456,320
Premier, Class A	158,310	5,279,638
Syneos Health, Class A*	99,000	3,492,720
		25,045,318

Industrials – 16.2%
Aerojet Rocketdyne Holdings*	220,000	11,440,000
U-Haul Holding Company	19,243	1,218,082
GMS*	130,562	6,410,594
IAA*	114,000	4,260,180
Insperity	123,830	14,680,046
TriNet Group*	90,000	6,522,300
		44,531,202

See Notes to the Financial Statements

Reinhart Genesis PMV Fund

Schedule of Investments (Unaudited) – Continued
November 30, 2022

Description	Shares	Value

COMMON STOCKS – 95.3% (Continued)

Information Technology – 12.9%
ACI Worldwide*	437,000	$9,133,300
Euronet Worldwide*	33,000	3,067,350
FormFactor*	135,000	3,114,450
Maxar Technologies	528,026	12,778,229
MAXIMUS	45,000	3,163,500
PAR Technology*	166,375	4,054,559
		35,311,388

Materials – 2.5%
Element Solutions	351,000	6,865,560

Real Estate – 9.5%
Alexander & Baldwin – REIT	478,836	9,457,011
Marcus & Millichap	249,060	9,274,995
Ryman Hospitality Properties – REIT	81,440	7,454,203
		26,186,209
TOTAL COMMON STOCKS
(Cost $240,911,019)		262,175,216

SHORT-TERM INVESTMENT – 4.4%
First American Treasury Obligations Fund, Class X, 3.75%^
(Cost $12,241,835)	12,241,835	12,241,835
Total Investments – 99.7%
(Cost $253,152,854)		274,417,051
Other Assets and Liabilities, Net – 0.3%		833,934
Total Net Assets – 100.0%		$275,250,985

*	Non-income producing security.
#	As of November 30, 2022, the Fund had a significant portion of its assets invested in the financials sector. See Note 9 in the Notes to the Financial Statements.
REIT – Real Estate Investment Trust
^	The rate shown is the annualized seven-day effective yield as of November 30, 2022.

The Global Industry Classification Standard (“GICS”®) was developed by and is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use.

See Notes to the Financial Statements

Reinhart International PMV Fund

Schedule of Investments (Unaudited)
November 30, 2022

Description	Shares	Value

COMMON STOCKS – 93.3%

Canada – 14.2%
Boyd Group Services	200	$32,487
CCL Industries	600	28,520
Constellation Software	27	43,527
Dollarama	400	24,482
Element Fleet Management	3,000	42,508
		171,524

Cayman Islands – 6.9%
China Feihe	30,000	24,534
JD Logistics*	19,000	34,565
NetEase – ADR	350	24,892
		83,991

France – 11.5%
Capgemini SE	300	54,240
Edenred	900	49,445
La Francaise des Jeux SAEM	900	36,087
		139,772

Germany – 2.1%
Synlab AG	1,800	25,386

Ireland – 3.1%
Bank of Ireland Group plc	4,500	37,314

Italy – 2.9%
Buzzi Unicem SpA	1,800	34,754

Japan – 6.0%
Hoya	300	31,044
Mercari*	2,000	42,154
		73,198

Luxembourg – 3.9%
B&M European Value Retail SA	9,500	47,064

Mexico – 2.5%
Bolsa Mexicana de Valores SAB de CV	15,000	29,613

Netherlands – 1.9%
Euronext NV	300	22,950

Norway – 2.3%
Adevinta ASA*	3,500	28,006

See Notes to the Financial Statements

Reinhart International PMV Fund

Schedule of Investments (Unaudited) – Continued
November 30, 2022

Description	Shares	Value

COMMON STOCKS – 93.3% (Continued)

Portugal – 3.7%
Jeronimo Martins SGPS SA	2,000	$44,623

Republic of Korea – 2.2%
Coway	600	26,416

Spain – 2.7%
Aena SME SA*	250	32,258

Sweden – 2.5%
Svenska Handelsbanken AB	3,000	30,473

Taiwan, Province of China – 3.1%
Taiwan Semiconductor Manufacturing – ADR	450	37,341

United Kingdom – 14.3%
Compass Group plc	1,400	31,917
Cushman & Wakefield plc*	2,800	31,976
London Stock Exchange Group plc	400	40,055
Nomad Foods*	1,500	26,235
International Distributions Services plc	6,000	16,673
UNITE Group plc – REIT	2,400	26,877
		173,733

United States – 5.2%
Booking Holdings*	15	31,192
Euronet Worldwide*	340	31,603
		62,795

Vietnam – 2.3%
Vietnam Dairy Products JSC	8,400	28,338
TOTAL COMMON STOCKS
(Cost $1,113,252)		1,129,549

See Notes to the Financial Statements

Reinhart International PMV Fund

Schedule of Investments (Unaudited) – Continued
November 30, 2022

Description	Shares	Value

SHORT-TERM INVESTMENT – 7.0%
First American Treasury Obligations Fund, Class X, 3.75%^
(Cost $84,882)	84,882	$84,882
Total Investments – 100.3%
(Cost $1,198,134)		1,214,431
Other Assets and Liabilities, Net – (0.3)%		(3,107)
Total Net Assets – 100.0%		$1,211,324

*	Non-income producing security.
ADR – American Depositary Receipt
REIT – Real Estate Investment Trust
^	The rate shown is the annualized seven-day effective yield as of November 30, 2022.

The Global Industry Classification Standard (“GICS”®) was developed by and is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use.

At November 30, 2022, the sector diversification for the Fund was as follows:

% of
Sector	Net Assets
Consumer Discretionary	24.8%
Financials	20.8%
Information Technology	15.8%
Consumer Staples	10.2%
Industrials	9.2%
Real Estate	4.9%
Health Care	4.7%
Materials	2.9%
Short-Term Investment	7.0%
Other Assets and Liabilities, Net	(0.3)%
Total	100.0%

See Notes to the Financial Statements

Reinhart Funds

Statements of Assets and Liabilities (Unaudited)
November 30, 2022

	Mid Cap	Genesis	International
	PMV Fund	PMV Fund	PMV Fund
ASSETS:
Investments, at value
(cost $153,950,530 ,$253,152,854, and $1,198,134)	$189,195,972	$274,417,051	$1,214,431
Dividends & interest receivable	211,620	227,761	828
Receivable for capital shares sold	286,905	124,497	159
Foreign Currencies (cost $88)	—	—	88
Receivable for foreign withholding tax reclaim	1,357	—	—
Receivable for investment securities sold	—	1,078,712	22,283
Receivable due from investment adviser	—	—	11,517
Prepaid expenses	36,430	18,928	2,366
Total assets	189,732,284	275,866,949	1,251,672

LIABILITIES:
Payable for investment securities purchased	1,055,691	—	15,899
Payable for capital shares redeemed	175,852	322,386	103
Payable to investment adviser	115,450	152,314	—
Payable for fund administration & accounting fees	46,670	57,167	9,056
Payable for compliance fees	2,946	2,945	2,907
Payable for transfer agent fees & expenses	22,741	13,777	319
Payable for trustee fees	—	—	58
Payable for custody fees	—	—	1,638
Accrued distribution & shareholder service fees	50,081	52,341	53
Accrued other fees	17,461	15,034	10,315
Total liabilities	1,486,892	615,964	40,348
NET ASSETS	$188,245,392	$275,250,985	$1,211,324

NET ASSETS CONSIST OF:
Paid-in capital	$146,255,992	$243,983,962	$1,185,474
Total distributable earnings	41,989,400	31,267,023	25,850
Net Assets	$188,245,392	$275,250,985	$1,211,324

Investor Class
Net Assets	$26,658,780	$17,802,299	—
Shares issued and outstanding(1)	1,457,296	1,398,167	—
Net asset value, redemption price and offering price per share	$18.29	$12.73	—

Advisor Class
Net Assets	$156,806,928	$257,448,686	$1,211,324
Shares issued and outstanding(1)	8,575,385	20,100,792	121,118
Net asset value, redemption price and offering price per share	$18.29	$12.81	$10.00

Institutional Class
Net Assets	$4,779,684	—	—
Shares issued and outstanding(1)	260,424	—	—
Net asset value, redemption price and offering price per share	$18.35	—	—

(1)	Unlimited shares authorized without par value.

See Notes to the Financial Statements

Reinhart Funds

Statements of Operations (Unaudited)
For the Six Months Ended November 30, 2022

	Mid Cap	Genesis	International
	PMV Fund	PMV Fund	PMV Fund
INVESTMENT INCOME:
Dividend income	$1,796,544	$1,516,926	$4,955
Interest income	79,695	102,650	1,062
Less: foreign taxes withheld	—	(16)	(508)
Total investment income	1,876,239	1,619,560	5,509

EXPENSES:
Investment adviser fees (See Note 4)	850,583	1,201,830	4,268
Fund administration & accounting fees (See Note 4)	98,502	115,729	30,267
Transfer agent fees & expenses (See Note 4)	44,564	26,929	3,013
Federal & state registration fees	27,063	22,876	1,284
Audit fees	9,342	10,199	9,144
Trustee fees	8,517	8,612	8,460
Postage & printing fees	7,494	9,519	546
Custody fees (See Note 4)	6,548	9,546	5,311
Compliance fees (See Note 4)	5,856	5,856	5,824
Other fees	4,304	3,949	2,002
Legal fees	3,606	3,606	2,611
Insurance fees	1,647	1,830	312
Distribution & shareholder service fees (See Note 5):
Investor Class	32,212	21,016	—
Advisor Class	38,551	100,963	174
Total expenses before waiver	1,138,789	1,542,460	73,216
Less: waiver from investment adviser (See Note 4)	(123,724)	(319,614)	(68,948)
Net expenses	1,015,065	1,222,846	4,268

NET INVESTMENT INCOME	861,174	396,714	1,241

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	6,354,272	(18,509)	7,809
Foreign currency translation	—	—	497
Net change in unrealized appreciation/depreciation on investments
Investments	(10,617,443)	3,177,696	16,297
Foreign currency translation	—	—	6
Net realized and unrealized gain (loss) on investments	(4,263,171)	3,159,187	24,609

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(3,401,997)	$3,555,901	$25,850

See Notes to the Financial Statements

Reinhart Mid Cap PMV Fund

Statements of Changes in Net Assets

	Six Months Ended
	November 30, 2022	Year Ended
	(Unaudited)	May 31, 2022
OPERATIONS:
Net investment income	$861,174	$2,287,134
Net realized gain on investments	6,354,272	18,784,497
Net change in unrealized appreciation/depreciation on investments	(10,617,443)	(17,249,632)
Net increase (decrease) in net assets resulting from operations	(3,401,997)	3,821,999

CAPITAL SHARE TRANSACTIONS:
Investor Class:
Proceeds from shares sold	1,664,266	6,805,015
Proceeds from reinvestment of distributions	—	164,757
Payments for shares redeemed	(782,642)	(2,237,535)
Increase in net assets from Investor Class transactions	881,624	4,732,237
Advisor Class:
Proceeds from shares sold	6,192,592	35,075,397
Proceeds from reinvestment of distributions	—	1,747,128
Payments for shares redeemed	(20,623,285)	(32,268,119)
Increase (decrease) in net assets from Advisor Class transactions	(14,430,693)	4,554,406
Institutional Class:
Proceeds from shares sold	785,905	12,598,242
Proceeds from reinvestment of distributions	—	437,449
Payments for shares redeemed	(28,139,070)	(17,782,304)
Decrease in net assets from Institutional Class transactions	(27,353,165)	(4,746,613)
Net increase (decrease) in net assets resulting from capital share transactions	(40,902,234)	4,540,030

DISTRIBUTIONS TO SHAREHOLDERS:
Net distributions to shareholders – Investor Class	—	(165,916)
Net distributions to shareholders – Advisor Class	—	(1,885,093)
Net distributions to shareholders – Institutional Class	—	(461,132)
Total distributions to shareholders	—	(2,512,141)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(44,304,231)	5,849,888

NET ASSETS:
Beginning of period	232,549,623	226,699,735
End of period	$188,245,392	$232,549,623

See Notes to the Financial Statements

Reinhart Genesis PMV Fund

Statements of Changes in Net Assets

	Six Months Ended
	November 30, 2022	Year Ended
	(Unaudited)	May 31, 2022
OPERATIONS:
Net investment income	$396,714	$1,080,835
Net realized gain (loss) on investments	(18,509)	22,011,459
Net change in unrealized appreciation/depreciation on investments	3,177,696	(28,764,118)
Net increase (decrease) in net assets resulting from operations	3,555,901	(5,671,824)

CAPITAL SHARE TRANSACTIONS:
Investor Class:
Proceeds from shares sold	38,659,503	2,020
Proceeds from reinvestment of distributions	—	750,468
Payments for shares redeemed	(47,567,846)	(669)
Increase (decrease) in net assets from Investor Class transactions	(8,908,343)	751,819
Advisor Class:
Proceeds from shares sold	250,000	135,146,060
Proceeds from reinvestment of distributions	—	10,433,243
Payments for shares redeemed	—	(58,412,524)
Increase in net assets from Advisor Class transactions	250,000	87,166,779
Net increase (decrease) in net assets resulting from capital share transactions	(8,658,343)	87,918,598

DISTRIBUTIONS TO SHAREHOLDERS:
Net distributions to shareholders – Investor Class	—	(750,468)
Net distributions to shareholders – Advisor Class	—	(10,801,957)
Total distributions to shareholders	—	(11,552,425)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(5,102,442)	70,694,349

NET ASSETS:
Beginning of period	280,353,427	209,659,078
End of period	$275,250,985	$280,353,427

See Notes to the Financial Statements

Reinhart International PMV Fund

Statements of Changes in Net Assets

Six Months Ended
November 30, 2022
(Unaudited)
OPERATIONS:
Net investment income	$1,241
Net realized gain on:
Investments	7,809
Foreign currency translation	497
Net change in unrealized appreciation/depreciation on investments
Investments	16,297
Foreign currency translation	6
Net increase in net assets resulting from operations	25,850

CAPITAL SHARE TRANSACTIONS:
Advisor Class:
Proceeds from shares sold	1,191,237
Proceeds from reinvestment of distributions	—
Payments for shares redeemed	(5,763)
Net increase in net assets resulting from capital share transactions	1,185,474

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	—

TOTAL INCREASE IN NET ASSETS	1,211,324

NET ASSETS:
Beginning of period	—
End of period	$1,211,324

See Notes to the Financial Statements

Reinhart Mid Cap PMV Fund

Financial Highlights

For a Fund share outstanding throughout the period.

	Six Months
	Ended
	November 30,
	2022		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(Unaudited)		May 31, 2022	May 31, 2021	May 31, 2020	May 31, 2019	May 31, 2018
Investor Class

PER SHARE DATA:
Net asset value,
beginning of period	$18.35		$18.23	$12.23	$13.76	$16.02	$15.49

INVESTMENT OPERATIONS:
Net investment income	0.06		0.12	0.10	0.09	0.05	0.08
Net realized and unrealized
gain (loss) on investments	(0.12)		0.14	6.01	(1.54)	(1.12)	1.82
Total from
investment operations	(0.06)		0.26	6.11	(1.45)	(1.07)	1.90

LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.14)	(0.11)	(0.08)	(0.02)	(0.04)
Net realized gains	—		—	—	—	(1.17)	(1.33)
Total distributions	—		(0.14)	(0.11)	(0.08)	(1.19)	(1.37)

Net asset value, end of period	$18.29		$18.35	$18.23	$12.23	$13.76	$16.02

TOTAL RETURN	-0.33	%(1)	1.43%	50.16%	-10.67%	-5.89%	12.56%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of
period (in millions)	$26.7		$25.8	$21.0	$14.4	$17.0	$18.1

Ratio of expenses to
average net assets:
Before expense waiver	1.40	%(2)	1.48%	1.57%	1.58%	1.52%	1.56%
After expense waiver	1.30	%(2)	1.30%	1.30%	1.30%	1.30%	1.32%

Ratio of net investment income
to average net assets:
Before expense waiver	0.59	%(2)	0.57%	0.38%	0.33%	0.18%	0.08%
After expense waiver	0.69	%(2)	0.75%	0.65%	0.61%	0.40%	0.32%

Portfolio turnover rate	22	%(1)	31%	38%	53%	54%	77%

(1)	Not annualized.
(2)	Annualized.

See Notes to the Financial Statements

Reinhart Mid Cap PMV Fund

Financial Highlights

For a Fund share outstanding throughout the period.

	Six Months
	Ended
	November 30,
	2022		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(Unaudited)		May 31, 2022	May 31, 2021	May 31, 2020	May 31, 2019	May 31, 2018
Advisor Class

PER SHARE DATA:
Net asset value,
beginning of period	$18.32		$18.22	$12.22	$13.75	$16.05	$15.54

INVESTMENT OPERATIONS:
Net investment income	0.08		0.19	0.15	0.12	0.10	0.09
Net realized and unrealized
gain (loss) on investments	(0.11)		0.12	6.00	(1.53)	(1.15)	1.85
Total from
investment operations	(0.03)		0.31	6.15	(1.41)	(1.05)	1.94

LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.21)	(0.15)	(0.12)	(0.08)	(0.10)
Net realized gains	—		—	—	—	(1.17)	(1.33)
Total distributions	—		(0.21)	(0.15)	(0.12)	(1.25)	(1.43)

Net asset value, end of period	$18.29		$18.32	$18.22	$12.22	$13.75	$16.05

TOTAL RETURN	-0.16	%(1)	1.68%	50.56%	-10.41%	-5.69%	12.81%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of
period (in millions)	$156.8		$172.6	$167.3	$123.8	$157.9	$165.5

Ratio of expenses to
average net assets:
Before expense waiver	1.18	%(2)	1.16%	1.24%	1.25%	1.22%	1.26%
After expense waiver	1.05	%(2)	1.05%	1.05%	1.05%	1.05%	1.07%

Ratio of net investment income
to average net assets:
Before expense waiver	0.80	%(2)	0.89%	0.71%	0.65%	0.48%	0.40%
After expense waiver	0.93	%(2)	1.00%	0.90%	0.86%	0.65%	0.59%

Portfolio turnover rate	22	%(1)	31%	38%	53%	54%	77%

(1)	Not annualized.
(2)	Annualized.

See Notes to the Financial Statements

Reinhart Mid Cap PMV Fund

Financial Highlights

For a Fund share outstanding throughout the period.

	Six Months
	Ended						For the Period
	November 30,						Inception(1)
	2022		Year Ended	Year Ended	Year Ended	Year Ended	through
	(Unaudited)		May 31, 2022	May 31, 2021	May 31, 2020	May 31, 2019	May 31, 2018
Institutional Class

PER SHARE DATA:
Net asset value,
beginning of period	$18.40		$18.27	$12.25	$13.77	$16.06	$16.11

INVESTMENT OPERATIONS:
Net investment income	0.09	(2)	0.21	0.16	0.15	0.12	0.13
Net realized and unrealized
gain (loss) on investments	(0.14)		0.13	6.02	(1.54)	(1.15)	1.26
Total from
investment operations	(0.05)		0.34	6.18	(1.39)	(1.03)	1.39

LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.21)	(0.16)	(0.13)	(0.09)	(0.11)
Net realized gains	—		—	—	—	(1.17)	(1.33)
Total distributions	—		(0.21)	(0.16)	(0.13)	(1.26)	(1.44)

Net asset value, end of period	$18.35		$18.40	$18.27	$12.25	$13.77	$16.06

TOTAL RETURN	-0.27	%(3)	1.87%	50.75%	-10.28%	-5.57%	8.92	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of
period (in millions)	$4.7		$34.1	$38.4	$30.5	$44.9	$40.0

Ratio of expenses to
average net assets:
Before expense waiver	1.06	%(4)	1.12%	1.18%	1.17%	1.16%	1.19	%(3)
After expense waiver	0.90	%(4)	0.90%	0.90%	0.90%	0.90%	0.90	%(3)

Ratio of net investment income
to average net assets:
Before expense waiver	0.93	%(4)	0.93%	0.77%	0.73%	0.54%	0.29	%(3)
After expense waiver	1.09	%(4)	1.15%	1.05%	1.01%	0.80%	0.58	%(3)

Portfolio turnover rate	22	%(3)	31%	38%	53%	54%	77	%(2)

(1)	Inception date of the Institutional Class was September 29, 2017.
(2)	Per share amounts calculated using the average shares method.
(3)	Not annualized.
(4)	Annualized.

See Notes to the Financial Statements

Reinhart Genesis PMV Fund

Financial Highlights

For a Fund share outstanding throughout the period.

	Six Months
	Ended
	November 30,
	2022		Year Ended	Year Ended	Year Ended	Year Ended
	(Unaudited)		May 31, 2022	May 31, 2021	May 31, 2020	May 31, 2019
Investor Class

PER SHARE DATA:
Net asset value,
beginning of period	$12.55		$13.39	$8.71	$9.94	$10.00

INVESTMENT OPERATIONS:
Net investment income	—	(1)	0.03	0.04	0.02	0.03
Net realized and unrealized
gain (loss) on investments	0.18		(0.30)	4.65	(1.20)	0.03 (2)
Total from investment operations	0.18		(0.27)	4.69	(1.18)	0.06

LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.06)	(0.01)	(0.01)	(0.02)
Net realized gains	—		(0.51)	—	(0.04)	(0.10)
Total distributions	—		(0.57)	(0.01)	(0.05)	(0.12)

Net asset value, end of period	$12.73		$12.55	$13.39	$8.71	$9.94

TOTAL RETURN	1.43	%(3)	-2.09%	53.82%	-12.00%	0.69%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$17.8		$17.3	$17.7	$10.3	$10.6

Ratio of expenses to average net assets:
Before expense reimbursement/waiver	1.37	%(4)	1.37%	1.49%	1.99%	3.13%
After expense reimbursement/waiver	1.20	%(4)	1.20%	1.20%	1.20%	1.20%

Ratio of net investment income (loss)
to average net assets:
Before expense reimbursement/waiver	(0.09	)%(4)	0.01%	0.09%	(0.60)%	(1.67)%
After expense reimbursement/waiver	0.08	%(4)	0.18%	0.38%	0.19%	0.26%

Portfolio turnover rate	22	%(3)	33%	32%	46%	31%

(1)	Amount per share is less than $0.01
(2)
Realized and unrealized gain on investments per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the year.

(3)	Not annualized.
(4)	Annualized.

See Notes to the Financial Statements

Reinhart Genesis PMV Fund

Financial Highlights

For a Fund share outstanding throughout the period.

	Six Months
	Ended
	November 30,
	2022		Year Ended	Year Ended	Year Ended	Year Ended
	(Unaudited)		May 31, 2022	May 31, 2021	May 31, 2020	May 31, 2019
Advisor Class

PER SHARE DATA:
Net asset value, beginning of period	$12.61		$13.45	$8.73	$9.96	$10.00

INVESTMENT OPERATIONS:
Net investment income	0.02		0.05	0.05	0.03	0.04
Net realized and unrealized
gain (loss) on investments	0.18		(0.29)	4.69	(1.20)	0.05 (1)
Total from investment operations	0.20		(0.24)	4.74	(1.17)	0.09

LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.09)	(0.02)	(0.02)	(0.03)
Net realized gains	—		(0.51)	—	(0.04)	(0.10)
Total distributions	—		(0.60)	(0.02)	(0.06)	(0.13)

Net asset value, end of period	$12.81		$12.61	$13.45	$8.73	$9.96

TOTAL RETURN	1.59	%(2)	-1.86%	54.33%	-11.85%	1.04%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$257.4		$263.1	$192.0	$57.7	$5.9

Ratio of expenses to average net assets:
Before expense reimbursement/waiver	1.21	%(3)	1.16%	1.27%	1.66%	2.87%
After expense reimbursement/waiver	0.95	%(3)	0.95%	0.95%	0.95%	0.95%

Ratio of net investment income (loss)
to average net assets:
Before expense reimbursement/waiver	0.07	%(3)	0.22%	0.32%	(0.27)%	(1.35)%
After expense reimbursement/waiver	0.33	%(3)	0.43%	0.64%	0.44%	0.57%

Portfolio turnover rate	22	%(2)	33%	32%	46%	31%

(1)
Realized and unrealized gain on investments per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the year.

(2)	Not annualized.
(3)	Annualized.

See Notes to the Financial Statements

Reinhart International PMV Fund

Financial Highlights

For a Fund share outstanding throughout the period.

	Six Months
	Ended
	November 30,
	2022
	(Unaudited)
Advisor Class

PER SHARE DATA:
Net asset value, beginning of period	$10.00

INVESTMENT OPERATIONS:
Net investment income	0.01
Net realized and unrealized loss on investments	(0.01)
Total from investment operations	—

LESS DISTRIBUTIONS FROM:
Net investment income	—
Net realized gains	—
Total distributions	—

Net asset value, end of period	$10.00

TOTAL RETURN	0.00	%(1)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$1.2

Ratio of expenses to average net assets:
Before expense reimbursement/waiver	16.30	%(2)
After expense reimbursement/waiver	0.95	%(2)

Ratio of net investment loss to average net assets:
Before expense reimbursement/waiver	(15.07	)%(2)
After expense reimbursement/waiver	0.28	%(2)

Portfolio turnover rate	7	%(1)

(1)	Not annualized.
(2)	Annualized.

See Notes to the Financial Statements

Reinhart Funds

Notes to the Financial Statements (Unaudited)
November 30, 2022

1.  ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Reinhart Mid Cap PMV Fund (the “Mid Cap Fund”), Reinhart Genesis PMV Fund (the “Genesis Fund”) and Reinhart International PMV Fund (the “International Fund”) (each a “Fund” and collectively, the “Funds”) are each a diversified series with their own investment objectives and policies within the Trust. The investment objective of the Funds is long-term capital appreciation. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Board Codification Topic 946 Financial Services – Investment Companies. The Mid Cap Fund commenced operations on June 1, 2012, the Genesis Fund commenced operations on June 1, 2018 and the International Fund commenced operations on June 1, 2022. The Mid Cap Fund currently offers three classes of shares, the Investor Class, Advisor Class and the Institutional Class. The Mid Cap Fund Institutional Class commenced operations on September 29, 2017. The Genesis Fund currently offers two classes of shares, the Investor Class and the Advisor Class. The International Fund currently offers one class of shares, the Advisor Class. Investor Class shares are subject to a 0.25% Rule 12b-1 distribution and servicing fee. The Investor Class and Advisor Class shares are subject to a maximum 0.15% shareholder servicing fee. Each class of shares has identical rights and privileges except with respect to the distribution fees and voting rights on matters affecting a single share class. The Funds may issue an unlimited number of shares of beneficial interest, with no par value.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – The Funds comply with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income tax provision is required. As of and during the period ended November 30, 2022, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statements of Operations. As of and during the period ended November 30, 2022, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. tax authorities for tax years prior to the year ended May 31, 2019.

Security Transactions and Investment Income – The Funds follow industry practice and record security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities using the constant yield method.

Reinhart Funds

Notes to the Financial Statements (Unaudited) – Continued
November 30, 2022

The Funds distribute all net investment income, if any, and net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The Funds may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Funds.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Funds are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of each Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. Shareholder servicing fees are expensed at an annual rate up to 0.15% of Investor Class and Advisor Class shares and 12b-1 fees are expensed at 0.25% of average daily net assets of Investor Class shares (See Note 5). Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

3.  SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to each Funds’ major categories of assets and liabilities measured at fair value on a recurring basis. The Funds’ investments are carried at fair value.

Reinhart Funds

Notes to the Financial Statements (Unaudited) – Continued
November 30, 2022

Equity Securities – Equity securities, including common stocks, preferred stocks, exchange-traded funds (“ETFs”) and real estate investment trusts (“REITs”) that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Short-Term Investments – Investments in other mutual funds, including money market funds, are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

The Board of Trustees (the “Board”) has adopted a pricing and valuation policy for use by the Funds and their Valuation Designee (as defined below) in calculating the Funds’ NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Funds have designated Reinhart Partners, Inc. (the “Adviser”) as their “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ securities as of November 30, 2022:

Mid Cap Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$185,567,447	$—	$—	$185,567,447
Short-Term Investment	3,628,525	—	—	3,628,525
Total Investments in Securities	$189,195,972	$—	$—	$189,195,972

Genesis Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$262,175,216	$—	$—	$262,175,216
Short-Term Investment	12,241,835	—	—	12,241,835
Total Investments in Securities	$274,417,051	$—	$—	$274,417,051

International Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$384,376	$745,173	$—	$1,129,549
Short-Term Investment	84,882	—	—	84,882
Total Investments in Securities	$469,258	$745,173	$—	$1,214,431

Refer to the Schedule of Investments for further information on the classification of investments.

Reinhart Funds

Notes to the Financial Statements (Unaudited) – Continued
November 30, 2022

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

On February 24, 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries could result in more widespread conflict and could have a severe adverse effect on the region and the markets. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long such conflict and related events will last and whether it will escalate further cannot be predicted, nor its effect on the Funds.

4.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with Reinhart Partners, Inc. (the “Adviser”) to furnish investment advisory services to the Funds. For its services, the Funds pay the Adviser a monthly management fee based upon the average daily net assets of the Funds at the following rates:

Fund
Mid Cap Fund	0.90%
Genesis Fund	0.95%
International Fund	0.95%

The Funds’ Adviser has contractually agreed to waive its management fees and pay Fund expenses in order to ensure that Total Annual Fund Operating Expenses (excluding AFFE, leverage/borrowing interest, interest expense, taxes, brokerage commissions, and extraordinary expenses) do not exceed the following rates (based upon the average daily net assets of the Funds):

Fund	Investor Class	Advisor Class	Institutional Class
Mid Cap Fund	1.30%	1.05%	0.90%
Genesis Fund	1.20%	0.95%	N/A
International Fund	N/A	0.95%	N/A

Fees waived and expenses paid by the Adviser may be recouped by the Adviser for a period of thirty-six months following the month during which such fee waiver and expense payment was made, if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and expense payment occurred and the expense limit in effect at the time of recoupment. The Operating Expenses Limitation Agreements are indefinite in term and cannot be terminated through at least September 28, 2028, for the Mid Cap Fund, September 28, 2023, for the Genesis Fund and June 1, 2023, for the International Fund. Thereafter, the agreements may be terminated at any time upon 60 days’ written notice by the Trust’s Board or the Adviser, with the consent of the Board. Waived fees and reimbursed expenses subject to potential recovery by month of expiration are as follows:

Reinhart Funds

Notes to the Financial Statements (Unaudited) – Continued
November 30, 2022

Fund	Expiration	Amount
Mid Cap Fund	December 2022 – May 2023	$253,399
	June 2023 – May 2024	$399,577
	June 2024 – May 2025	$300,293
	June 2025 – November 2025	$123,724

Genesis Fund	December 2022 – May 2023	$154,951
	June 2023 – May 2024	$405,777
	June 2024 – May 2025	$550,093
	June 2025 – November 2025	$319,614

International Fund	June 2025 – November 2025	$ 68,948

U.S. Bancorp Fund Services, LLC (the “Administrator”), doing business as U.S. Bank Global Fund Services, acts as the Funds’ Administrator, Transfer Agent, and Fund Accountant. U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Funds. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Funds. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian; coordinates the payment of the Funds’ expenses and reviews the Funds’ expense accruals. The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Funds, subject to annual minimums. Fees paid by the Funds for administration and accounting, transfer agency, custody and chief compliance officer services for the period ended November 30, 2022, are disclosed in the Statements of Operations.

5.  DISTRIBUTION & SHAREHOLDER SERVICE FEES

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the Investor Class only. The Plan permits the Funds to pay for distribution and related expenses at an annual rate of 0.25% of the average daily net assets of the Investor Class. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Funds. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred. For the period ended November 30, 2022, the Funds incurred the following expenses pursuant to the Plan:

Fund	Amount
Mid Cap Fund	$30,973
Genesis Fund	21,016
International Fund	N/A

The Funds have entered into a shareholder servicing agreement (the “Agreement”) where the Adviser acts as the shareholder agent, under which the Funds may pay a servicing fee at an annual rate up to 0.15% of the average daily net assets of the Investor Class and Advisor Class. Payments, if any, to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Funds. Payments may also be made directly to the intermediaries providing shareholder services. The services provided by such intermediaries are primarily designed to assist shareholders of the Funds and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Funds in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Funds and includes

Reinhart Funds

Notes to the Financial Statements (Unaudited) – Continued
November 30, 2022

establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Funds, and providing such other personal services to shareholders as the Funds may reasonably request. For the period ended November 30, 2022, the Funds incurred the following expenses pursuant to the Plan:

Fund	Investor Class	Advisor Class
Mid Cap Fund	$1,239	$38,551
Genesis Fund	—	100,963
International Fund	N/A	174

6.  CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Funds were as follows:

	Mid Cap Fund		Genesis Fund		International Fund
	Six Months Ended		Six Months Ended		Six Months Ended
	November 30, 2022	Year Ended	November 30, 2022	Year Ended	November 30, 2022
	(Unaudited)	May 31, 2022	(Unaudited)	May 31, 2022	(Unaudited)
Investor Class:
Shares sold	98,566	365,740	20,162	153	—
Shares issued
in reinvestment
of distributions	—	8,930	—	58,814	—
Shares redeemed	(45,980)	(121,639)	—	(49)	—
Net increase in
Investor Class shares	52,586	253,031	20,162	58,918	—
Advisor Class:
Shares sold	359,916	1,908,787	3,244,144	10,239,651	121,786
Shares issued
in reinvestment
of distributions	—	94,953	—	815,097	—
Shares redeemed	(1,208,078)	(1,762,775)	(4,000,856)	(4,471,990)	(668)
Net increase (decrease)
in Advisor Class shares	(848,162)	240,965	(756,712)	6,582,758	121,118
Institutional Class:
Shares sold	45,266	677,209	—	—	—
Shares issued
in reinvestment
of distributions	—	23,684	—	—	—
Shares redeemed	(1,640,022)	(949,012)	—	—	—
Net decrease in
Institutional Class shares	(1,594,756)	(248,119)	—	—	—
Net increase (decrease)
in shares outstanding	(2,390,332)	245,877	(736,550)	6,641,676	121,118

Reinhart Funds

Notes to the Financial Statements (Unaudited) – Continued
November 30, 2022

7.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Funds for the period ended November 30, 2022, were as follows:

	U.S. Government Securities		Other
Fund	Purchases	Sales	Purchases	Sales
Mid Cap Fund	$—	$—	$41,418,618	$71,701,581
Genesis Fund	$—	$—	$55,237,557	$65,222,987
International Fund	$—	$—	$1,156,299	$51,374

8.  FEDERAL TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Funds and the total cost of securities for federal income tax purposes at May 31, 2022, the Funds’ most recent fiscal year, were as follows:

	Aggregate	Aggregate		Federal
	Gross	Gross	Net	Income
Fund	Appreciation	Depreciation	Appreciation	Tax Cost
Mid Cap Fund	$54,239,003	$(10,111,499)	$44,127,504	$187,924,700
Genesis Fund	36,873,020	(21,247,142)	15,625,878	266,361,247

The difference between book-basis and tax basis unrealized appreciation is attributable primarily to the differences in tax treatment of wash sales.

At May 31, 2022, the Funds’ most recent fiscal year end, components of accumulated loss on a tax-basis were as follows:

	Undistributed	Undistributed		Total
	Ordinary	Long-Term	Net	Distributable
Fund	Income	Capital Gains	Appreciation	Earnings
Mid Cap Fund	$296,104	$967,789	$44,127,504	$45,391,397
Genesis Fund	1,696,841	10,388,403	15,625,878	27,711,122

As of May 31, 2022, the Funds did not have any capital loss carryovers. The Mid Cap Fund utilized $17,385,200 of capital loss carry forward from the prior year. A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Funds’ taxable year subsequent to October 31 and December 31, respectively. The Funds do not plan to defer any qualified late-year losses.

There were no distributions paid by the Funds for the period ended November 30, 2022.

The tax character of distributions paid during the year ended May 31, 2022, were as follows:

	Ordinary	Long-Term
Fund	Income*	Capital Gains	Total
Mid Cap Fund	$2,512,141	$—	$2,512,141
Genesis Fund	3,926,903	7,625,522	11,552,425

* For Federal income tax purposes, distributions of short-term capital gains are treated as ordinary income.

Reinhart Funds

Notes to the Financial Statements (Unaudited) – Continued
November 30, 2022

9.  SECTOR RISK

As of November 30, 2022, the Reinhart Genesis PMV Fund had a significant portion of its assets invested in the financials sector. Changes in governmental regulation, interest rates, domestic and international economics, loan losses, price competition and industry consolidation may affect companies in this sector.

10.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of November 30, 2022, each Fund’s percentage of control ownership positions greater than 25% are as follows:

		Percent of	Type of
Fund	Shareholder	Shares Held	Ownership
Mid Cap Fund	Wells Fargo Clearing Services, LLC	30.59%	Record

Genesis Fund	Morgan Stanley Smith Barney, LLC	44.73%	Record

International Fund	James Reinhart	41.28%	Beneficial
	National Financial Services, LLC	33.95%	Record

11.  SUBSEQUENT EVENT

On December 15, 2022, the Funds made the following distributions to shareholders:

Fund	Share Class	Type of Distribution	Dollar Amount	Rate Per Share
Mid Cap Fund	Advisor	Ordinary Income	$1,152,254	$0.13636116
	Advisor	Long-Term Capital Gain	6,157,863	0.72874
	Investor	Ordinary Income	167,956	0.11547740
	Investor	Long-Term Capital Gain	1,059,918	0.72874
	Institutional	Ordinary Income	32,752	0.14171214
	Institutional	Long-Term Capital Gain	168,423	0.72874

Genesis Fund	Advisor	Ordinary Income	$573,983	$0.02854872
	Advisor	Short-Term Capital Gain	1,501,872	0.07470
	Advisor	Long-Term Capital Gain	15,123,867	0.75223
	Investor	Ordinary Income	23,036	0.01647615
	Investor	Short-Term Capital Gain	104,443	0.07470
	Investor	Long-Term Capital Gain	1,051,743	0.75223

International Fund	Advisor	Ordinary Income	$7,404	$0.06112221
	Advisor	Short-Term Capital Gain	5,909	0.04878

Reinhart Funds

Additional Information (Unaudited)
November 30, 2022

AVAILABILITY OF FUND PORTFOLIO INFORMATION

Each Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Funds’ Part F of Form N-PORT are each available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, each Fund’s Part F of Form N-PORT is available without charge upon request by calling 1-855-774-3863.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Funds’ Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-855-774-3863. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (1) without charge, upon request, by calling 1-855-774-3863, or (2) on the SEC’s website at www.sec.gov.

Reinhart Funds

Privacy Notice

The Funds collect only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you. The Funds collect financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Funds do not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Funds, as well as the Funds’ investment adviser who is an affiliate of the Funds. If you maintain a retirement/educational custodial account directly with the Funds, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Funds limit access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Funds. All shareholder records will be disposed of in accordance with applicable law. The Funds maintain physical, electronic and procedural safeguards to protect your Personal Information and requires its third-party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

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INVESTMENT ADVISER
Reinhart Partners, Inc.
11090 North Weston Drive
Mequon, WI 53092

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
 AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

LEGAL COUNSEL
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103

This report must be accompanied or preceded by a prospectus.

The Funds’ Statement of Additional Information contains additional information about the Funds’ trustees and is available without charge upon request by calling 1-855-774-3863.

RH-RPSEMI

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Managed Portfolio Series

By (Signature and Title)* /s/ Brian R. Wiedmeyer
  Brian R. Wiedmeyer, President

Date    January 30, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Brian R. Wiedmeyer
  Brian R. Wiedmeyer, President

Date    January 30, 2023

By (Signature and Title)* /s/ Benjamin J. Eirich
  Benjamin J. Eirich, Treasurer

Date    January 30, 2023

* Print the name and title of each signing officer under his or her signature.